UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21326

Cohen & Steers REIT and Preferred and Income Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a)

Cohen & Steers REIT and Preferred and Income Fund, Inc.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2025. The total returns for the Cohen & Steers REIT and Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2025
Cohen & Steers REIT and Preferred and Income Fund:
Net Asset Value Total Return(a)	4.59%
Market Price Total Return(a)	13.19%
FTSE Nareit All Equity REITs Index(b)	1.80%
ICE BofA Fixed Rate Preferred Securities Index(b)	1.01%
Blended Benchmark—50% FTSE Nareit All Equity REITs Index/50% ICE BofA Fixed Rate Preferred Securities Index(b)	1.42%
S&P 500 Index(b)	6.20%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.136 per share on a monthly basis.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Consolidated Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Real estate stocks had a modestly positive total return in the six months ended June 30, 2025, although they trailed broader equities. The period was characterized by heightened uncertainty around economic growth and inflation. President Trump initiated a trade war, announcing higher-than-anticipated tariffs in early April. The news initially weighed on financial markets, but subsequent statements from the Trump administration and trade partners’ willingness to reach compromises led to price rebounds.

Bond yields, though volatile, moved lower as inflation concerns diminished. Although the U.S. Federal Reserve held its key lending rate steady throughout the period, it signaled that cuts were possible later in 2025. The European Central Bank steadily cut its main refinancing rate—from around 3% at the start of the year to 2.15%—due to declining inflation, slower growth in the region and uncertainty from U.S. tariffs.

Despite a shifting macro backdrop, commercial real estate fundamentals remained generally healthy, with steady demand and limited new supply in most property sectors.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.

Returns varied widely by property type. Telecommunications was a top performer, with the typically interest-rate sensitive sector aided by a decline in bond yields. An improving leasing outlook for cell tower owners further supported performance. Health care landlords also outperformed, lifted on strong results from companies with senior housing businesses. The Fund’s overweight in telecommunication contributed positively to relative return, as did stock selection in health care, where an overweight in senior housing specialist Welltower had a sizable gain.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

Industrial REITs, which are among the companies most directly impacted by tariffs and any potential slowdown in trade, had a slight decline. Bellwether industrial landlord Prologis reported solid earnings but decided not to raise its outlook, citing a delay in decision activity from prospective tenants and lower-than-usual leasing volume. Stock selection in industrial hindered performance, due in part to an overweight in cold storage operator Americold Realty Trust, which fell as the company cut its earnings outlook amid volume concerns.

Retail landlords had mixed returns. Shopping centers and regional malls declined as retail sales faltered in the second half of the period, with May retail sales coming in weaker than consensus expectations. Free-standing retail companies, which tend to be rate-sensitive due to having long leases, advanced amid the decline in bond yields. The Fund’s underweight in free standing detracted from performance, while an underweight in shopping centers contributed.

Data center REITs struggled, reflecting weakness in shares of Equinix, which issued a soft five-year revenue outlook relative to expectations. Still, the company noted strong data center fundamentals and an expanding potential customer base. Stock selection in the sector helped relative performance due to an underweight in Equinix.

Elsewhere of note in the Fund’s equity allocation, stock selection among specialty REITs hindered performance, due primarily to an overweight in Iron Mountain. The information and data storage company underperformed amid concerns that the U.S. government, under the new administration, may digitize some of its recordkeeping.

Preferred securities had a positive total return in the period against a mostly supportive interest-rate environment. Within the group, the banking sector performed well against the backdrop of positive industry fundamentals and strong balance sheets. Banks’ asset quality remained in good shape. Security selection in banking contributed to relative performance; top contributors included out-of-benchmark issues from European banks that had sizable gains.

As with banks, the insurance industry’s cash flows and asset quality remained healthy. However, issues in the sector modestly underperformed preferreds as a whole. The Fund’s security selection in insurance aided relative performance.

Factors that detracted from relative performance in the Fund’s preferred allocation included an overweight in telecommunication services. The sector fell in the period despite the decline in bond yields. An underweight in the finance sector hindered performance as well.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed to the Fund’s performance for the six months ended June 30, 2025.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these

Cohen & Steers REIT and Preferred and Income Fund, Inc.

borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of interest rate swaps did not have a material effect on the Fund’s total return for the six months ended June 30, 2025.

The Fund engaged in the buying and selling of single stock options with the intention of enhancing current income. These contracts did not have a material impact on the Fund’s total return for the six months ended June 30, 2025.

The Fund used total return swaps with the intention of managing credit risk. The total return swaps did not have a material impact on the Fund’s total return for the six months ended June 30, 2025.

The Fund also used forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency forwards detracted from the Fund’s total return for the six months ended June 30, 2025.

Sincerely,

JASON YABLON Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

MATHEW KIRSCHNER Portfolio Manager	JERRY DOROST Portfolio Manager

ROBERT KASTOFF Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2025

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	11.38%	8.57%	8.54%	9.08%
Fund at Market Price	20.51%	12.44%	11.05%	9.20%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was June 27, 2003.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2025, leverage represented 31% of the Fund’s managed assets.

Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2028 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Facts(a)(b)

Leverage (as a % of managed assets)	31%
% Variable Rate Financing	19%
Variable Rate	5.2%
% Fixed Rate Financing(c)	81%
Weighted Average Rate on Fixed Financing(d)	1.6%
Weighted Average Term on Fixed Financing(d)	1.9 years
Weighted Average Cost of All Financing	2.3%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2025. Information is subject to change.
(b)	See Note 9 in Notes to Consolidated Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.
(d)

The Fund entered into a forward-starting interest rate swap contracts with interest receipts and payments commencing on September 15, 2025 (effective date). The current weighted average rate on fixed financing does not include the forward-starting interest rate swaps and will change when their terms become effective. The weighted average term on fixed financing includes the maturities of the forward-starting interest rate swaps.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

June 30, 2025

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Managed Assets

Welltower, Inc.	$79,761,734	5.4
American Tower Corp.	65,361,361	4.5
Digital Realty Trust, Inc.	51,869,451	3.5
Prologis, Inc.	48,151,478	3.3
Invitation Homes, Inc.	40,287,059	2.8
Crown Castle, Inc.	37,229,558	2.5
Sun Communities, Inc.	29,423,219	2.0
Equinix, Inc.	27,179,619	1.9
SBA Communications Corp., Class A	26,982,881	1.8
Extra Space Storage, Inc.	26,212,473	1.8

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Managed Assets)

(Unaudited)

(b)	Excludes derivative instruments.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2025 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	70.1%
APARTMENT	4.1%
Essex Property Trust, Inc.(a)		65,009	$18,423,550
Mid-America Apartment Communities, Inc.		53,719	7,950,949
UDR, Inc.(a)		372,937	15,227,018

			41,601,517

DATA CENTERS	7.8%
Digital Realty Trust, Inc.(a)(b)		297,536	51,869,451
Equinix, Inc.(a)(b)		34,168	27,179,619

			79,049,070

FREE STANDING	3.2%
Agree Realty Corp.(a)		103,313	7,548,048
NETSTREIT Corp.(a)		410,377	6,947,682
Realty Income Corp.(a)		311,924	17,969,942

			32,465,672

GAMING	1.0%
VICI Properties, Inc., Class A		313,982	10,235,813

HEALTH CARE	10.1%
Healthcare Realty Trust, Inc., Class A		1,215,621	19,279,749
Omega Healthcare Investors, Inc.(a)(b)		109,233	4,003,390
Welltower, Inc.(c)		518,843	79,761,734

			103,044,873

HOTEL	2.2%
Host Hotels & Resorts, Inc.(a)(c)		1,444,121	22,181,699

INDUSTRIALS	5.7%
Americold Realty Trust, Inc.		439,305	7,305,642
Lineage, Inc.(d)		61,115	2,659,703
Prologis, Inc.(a)(c)		458,062	48,151,478

			58,116,823

MANUFACTURED HOME	3.2%
Equity LifeStyle Properties, Inc.(a)		46,411	2,862,166
Sun Communities, Inc.(a)		232,613	29,423,219

			32,285,385

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
OFFICE	1.5%
BXP, Inc.(a)		115,890	$7,819,098
Highwoods Properties, Inc.(a)		188,322	5,854,931
Hudson Pacific Properties, Inc.(e)(f)		610,539	1,672,877

			15,346,906

REGIONAL MALL	1.9%
Simon Property Group, Inc.(a)		122,820	19,744,543

SELF STORAGE	4.6%
Extra Space Storage, Inc.(a)		177,784	26,212,473
Public Storage(a)(c)		71,086	20,858,054

			47,070,527

SHOPPING CENTER	2.1%
Kimco Realty Corp.(a)		1,016,648	21,369,941

SINGLE FAMILY HOMES	4.0%
Invitation Homes, Inc.(a)		1,228,264	40,287,059

SPECIALTY	3.7%
Iron Mountain, Inc.(a)		224,374	23,014,041
Lamar Advertising Co., Class A(a)		121,058	14,691,599

			37,705,640

TELECOMMUNICATIONS	12.7%
American Tower Corp.(a)		295,726	65,361,361
Crown Castle, Inc.(a)(b)		362,402	37,229,558
SBA Communications Corp., Class A(a)(b)		114,899	26,982,881

			129,573,800

TIMBERLAND	2.3%
Rayonier, Inc.(a)		294,405	6,529,903
Weyerhaeuser Co.(a)(b)		645,989	16,595,457

			23,125,360

TOTAL COMMON STOCK (Identified cost—$529,740,060)			713,204,628

PREFERRED SECURITIES—EXCHANGE-TRADED	11.1%
BANKING	4.3%
Bank of America Corp., 4.25%, Series QQ(a)(g)		221,886	3,838,628
Bank of America Corp., 4.375%, Series NN(g)		25,000	449,000

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
Bank of America Corp., 4.75%, Series SS(a)(g)		91,608	$1,782,692
Bank of America Corp., 5.00%, Series LL(a)(g)		109,172	2,217,283
Bank of America Corp., 5.375%, Series KK(a)(g)		133,113	2,904,526
Bank of America Corp., 6.00%, Series GG(a)(g)		137,567	3,422,667
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)(a)		77,880	1,196,237
Federal Agricultural Mortgage Corp., 4.875%, Series G(a)(g)		93,596	1,708,127
JPMorgan Chase & Co., 4.55%, Series JJ(g)		34,195	653,466
JPMorgan Chase & Co., 5.75%, Series DD(a)(g)		29,951	735,896
M&T Bank Corp., 7.50%, Series J(a)(g)		153,200	4,013,840
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(g)(h)		67,200	1,604,064
U.S. Bancorp, 4.00%, Series M(g)		59,019	950,796
Wells Fargo & Co., 4.25%, Series DD(a)(g)		201,775	3,480,619
Wells Fargo & Co., 4.375%, Series CC(a)(g)		232,850	4,088,846
Wells Fargo & Co., 4.70%, Series AA(a)(g)		202,352	3,810,288
Wells Fargo & Co., 4.75%, Series Z(a)(g)		233,485	4,445,554
Wells Fargo & Co., 5.625%, Series Y(a)(g)		87,479	2,028,638

			43,331,167

BROKERAGE	1.6%
Morgan Stanley, 4.25%, Series O(a)(g)		90,749	1,562,698
Morgan Stanley, 5.85%, Series K(a)(g)		120,613	2,822,344
Morgan Stanley, 6.375%, Series I(a)(g)		179,679	4,456,039
Morgan Stanley, 6.50%, Series P(a)(g)		20,220	520,261
Morgan Stanley, 6.625%, Series Q(a)(g)		261,324	6,755,225

			16,116,567

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 7.10%, Series 2(a)(g)		110,595	2,715,107

FINANCE	0.7%
Affiliated Managers Group, Inc., 6.75%, due 3/30/64(a)		70,138	1,631,410
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(h)		80,059	2,083,936
KKR & Co., Inc., 6.875%, due 6/1/65, Series T		63,541	1,634,275
TPG Operating Group II LP, 6.95%, due 3/15/64(a)		89,828	2,266,360

			7,615,981

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
INDUSTRIALS	0.3%
LXP Industrial Trust, 6.50%, Series C(a)(g)		76,536	$3,544,382

INSURANCE	2.0%
Allstate Corp., 7.375%, Series J(a)(g)		27,335	713,170
Arch Capital Group Ltd., 4.55%, Series G(a)(g)		95,994	1,609,819
Assurant, Inc., 5.25%, due 1/15/61(a)		31,954	685,413
Athene Holding Ltd., 4.875%, Series D(a)(g)		86,858	1,485,272
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(g)(h)		118,320	2,859,795
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(a)(h)		98,556	2,454,045
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(g)(h)		85,591	2,190,274
Corebridge Financial, Inc., 6.375%, due 12/15/64		47,222	1,086,106
Equitable Holdings, Inc., 4.30%, Series C(g)		39,419	672,094
Equitable Holdings, Inc., 5.25%, Series A(a)(g)		69,831	1,426,647
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(a)		78,867	2,033,191
Lincoln National Corp., 9.00%, Series D(g)		81,699	2,174,010
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(a)(g)		39,843	619,559

			20,009,395

REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(g)		17,120	222,560

TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 4.75%, Series C(g)		70,607	1,348,594
AT&T, Inc., 5.00%, Series A(g)		81,345	1,639,102
Telephone & Data Systems, Inc., 6.00%, Series VV(g)		42,128	745,665
U.S. Cellular Corp., Senior Debt, 5.50%, due 3/1/70		30,877	633,596
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70		38,100	781,431
U.S. Cellular Corp., Senior Debt, 6.25%, due 9/1/69		91,121	2,153,189

			7,301,577

UTILITIES	1.2%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a)(g)		78,000	1,228,500
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)(g)		60,941	985,416
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(a)		58,890	933,996

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares		Value
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(g)			84,096	$1,406,926
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U(a)			140,400	3,508,596
SCE Trust VII, 7.50%, Series M(a)(g)			112,868	2,507,927
SCE Trust VIII, 6.95%, Series N(a)(g)			57,048	1,221,968

				11,793,329

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$117,885,845)				112,650,065

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	59.6%
BANKING	34.3%
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(g)(h)(i)(j)		EUR	2,200,000	2,783,917
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95% to 12/10/29, due 3/10/55 (Ireland)(h)			1,630,000	1,694,833
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(g)(h)(i)(j)		EUR	2,000,000	2,495,156
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(b)(g)(h)			5,500,000	4,946,414
Alpha Services & Holdings SA, 11.875% to 2/8/28 (Greece)(g)(h)(i)(j)		EUR	600,000	830,356
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(g)(h)(i)			2,400,000	2,654,626
Banco BPM SpA, 6.25% to 5/27/30 (Italy)(g)(h)(i)(j)		EUR	1,200,000	1,437,464
Banco de Sabadell SA, 6.50% to 5/20/31 (Spain)(g)(h)(i)(j)		EUR	2,400,000	2,900,543
Banco Santander SA, 6.00% to 1/2/31 (Spain)(g)(h)(i)(j)		EUR	2,000,000	2,369,271
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(b)(g)(h)(i)			5,000,000	5,294,370
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(g)(h)(i)			2,200,000	2,434,227
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(b)(g)(h)(i)			4,800,000	5,609,866
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(g)(h)			2,916,000	2,969,704

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

	Principal Amount*		Value
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(b)(g)(h)		3,442,000	$3,506,232
Bank of America Corp., 6.625% to 5/1/30, Series OO(g)(h)		5,690,000	5,907,091
Bank of Ireland Group PLC, 6.375% to 3/10/30 (Ireland)(g)(h)(i)(j)	EUR	800,000	965,354
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85 (Canada)(a)(h)		2,200,000	2,221,751
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(h)		1,800,000	1,913,330
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)(h)		3,200,000	3,403,901
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(g)(h)		700,000	754,250
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(g)(h)(i)		1,600,000	1,602,610
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(a)(b)(g)(h)(i)		2,800,000	2,819,020
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(g)(h)(i)		2,100,000	2,207,997
Barclays PLC, 8.375% to 9/15/31 (United Kingdom)(g)(h)(i)(j)	GBP	2,600,000	3,684,677
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(g)(h)(i)(j)	GBP	2,300,000	3,330,859
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(g)(h)(i)	GBP	1,400,000	2,070,777
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(g)(h)(i)		6,300,000	7,013,210
BNP Paribas SA, 4.625% to 1/12/27 (France)(a)(g)(h)(i)(k)		600,000	584,270
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(g)(h)(i)(k)		4,126,000	3,680,911
BNP Paribas SA, 7.375% to 9/10/34 (France)(a)(g)(h)(i)(k)		800,000	814,447
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(g)(h)(i)(k)		6,800,000	7,169,070
BNP Paribas SA, 8.00% to 8/22/31 (France)(g)(h)(i)(k)		3,200,000	3,391,590
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(g)(h)(i)(k)		6,800,000	7,207,789

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

	Principal Amount*		Value
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(b)(g)(h)(i)(k)		3,800,000	$4,080,938
CaixaBank SA, 6.25% to 7/24/32 (Spain)(g)(h)(i)(j)	EUR	1,800,000	2,173,319
CaixaBank SA, 7.50% to 1/16/30 (Spain)(g)(h)(i)(j)	EUR	1,200,000	1,554,011
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(b)(g)(h)		6,754,000	6,661,011
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(b)(g)(h)		7,817,000	7,261,283
Citigroup Capital III, 7.625%, due 12/1/36(a)		4,700,000	5,249,191
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(b)(g)(h)		1,599,000	1,580,984
Citigroup, Inc., 4.15% to 11/15/26, Series Y(a)(b)(g)(h)		1,256,000	1,225,108
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(g)(h)		2,414,000	2,443,622
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(b)(g)(h)		10,945,000	11,205,700
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(b)(g)(h)		4,425,000	4,662,472
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(b)(g)(h)		4,228,000	4,460,083
CoBank ACB, 6.25% to 10/1/26, Series I(c)(g)(h)		4,334,000	4,352,298
CoBank ACB, 6.45% to 10/1/27, Series K(g)(h)		2,740,000	2,774,519
CoBank ACB, 7.125% to 1/1/30, Series M(g)(h)		2,000,000	2,048,444
Commerzbank AG, 7.50% to 10/9/30 (Germany)(g)(h)(i)(j)		2,400,000	2,445,948
Cooperatieve Rabobank UA, 6.50% (Netherlands)(g)(j)	EUR	2,780,950	3,737,844
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(g)(h)(i)(j)	GBP	1,600,000	2,305,656
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(e)(g)(i)(k)(l)		1,200,000	93,000
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(e)(g)(i)(k)(l)		1,200,000	93,000
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(e)(g)(i)(k)(l)		1,000,000	77,500
Deutsche Bank AG, 7.375% to 10/30/31 (Germany)(g)(h)(i)(j)	EUR	2,600,000	3,192,318
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(g)(h)(i)(j)	EUR	2,800,000	3,527,321
Erste Group Bank AG, 6.375% to 4/15/32 (Austria)(g)(h)(i)(j)	EUR	1,400,000	1,664,624

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

	Principal Amount*			Value
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(g)(h)(i)(j)	EUR	1,400,000		$1,747,048
Eurobank Ergasias Services & Holdings SA, 6.625% to 6/4/31 (Greece)(g)(h)(i)(j)	EUR	2,200,000		2,611,324
Farm Credit Bank of Texas, 7.75% to 6/15/29(g)(h)		1,655,000		1,725,337
First Horizon Bank, 5.322% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(g)(k)(m)		2,800	†	2,072,000
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(a)(g)(h)		2,951,000		2,896,342
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(g)(h)(i)		1,000,000		1,001,489
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)(a)		2,100,000		2,254,681
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(g)(h)(i)		1,700,000		1,715,091
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(g)(h)(i)		1,400,000		1,420,275
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(g)(h)(i)		1,600,000		1,678,050
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a)(g)(h)		2,743,000		2,720,997
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a)(g)(h)		4,061,000		4,135,707
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(g)(h)(i)(j)		3,030,000		2,846,590
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(g)(h)(i)		2,200,000		2,189,743
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(g)(h)(i)(j)		3,200,000		3,258,000
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(g)(h)(i)(j)		1,800,000		1,860,300
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(g)(h)(i)(j)		4,800,000		5,109,468
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(g)(h)(i)(j)	EUR	1,400,000		1,769,724
JPMorgan Chase & Co., 6.50% to 4/1/30, Series OO(a)(g)(h)		1,720,000		1,780,671
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(b)(g)(h)		6,094,000		6,447,574

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

	Principal Amount*	Value
Julius Baer Group Ltd., 7.50% to 8/19/30 (Switzerland)(g)(h)(i)(j)	1,800,000	$1,796,778
Lloyds Banking Group PLC, 6.75% to 9/27/31 (United Kingdom)(a)(b)(g)(h)(i)	1,200,000	1,177,176
Lloyds Banking Group PLC, 7.50% to 6/27/30 (United Kingdom)(g)(h)(i)	GBP 2,200,000	3,037,986
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(g)(h)(i)	2,200,000	2,325,629
M&T Bank Corp., 3.50% to 9/1/26, Series I(g)(h)	861,000	833,643
Nationwide Building Society, 7.875% to 12/20/31 (United Kingdom)(g)(h)(i)(j)	GBP 2,000,000	2,813,932
NatWest Group PLC, 7.50% to 2/28/32 (United Kingdom)(g)(h)(i)	GBP 1,000,000	1,364,005
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(g)(h)(i)	700,000	704,395
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(g)(h)(i)	1,200,000	1,297,385
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a)(g)(h)(i)(k)	1,470,000	1,482,127
Piraeus Financial Holdings SA, 6.75% to 12/30/30 (Greece)(g)(h)(i)(j)	EUR 1,600,000	1,895,059
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)(g)(h)(i)(j)	EUR 1,300,000	1,590,949
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(b)(g)(h)	4,401,000	4,455,586
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(b)(g)(h)	3,973,000	4,057,977
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(b)(g)(h)	4,647,000	4,789,789
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(h)	3,400,000	3,411,016
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(g)(h)(i)(j)	1,200,000	1,224,519
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(g)(h)(i)(k)	2,600,000	2,384,925
Societe Generale SA, 6.75% to 4/6/28 (France)(g)(h)(i)(k)	800,000	790,085
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(g)(h)(i)(k)	3,000,000	3,068,664

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(b)(g)(h)(i)(k)		5,200,000	$5,531,339
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(g)(h)(i)(k)		3,200,000	3,500,301
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(a)(g)(h)(i)(k)		3,800,000	3,964,088
State Street Corp., 6.70% to 3/15/29, Series I(a)(b)(g)(h)		3,784,000	3,961,061
State Street Corp., 6.70% to 9/15/29, Series J(a)(g)(h)		3,180,000	3,333,489
Swedbank AB, 7.75% to 3/17/30 (Sweden)(g)(h)(i)(j)		2,800,000	2,937,956
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(h)		1,400,000	1,440,256
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(b)(h)		5,600,000	5,862,679
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(g)(h)		3,278,000	3,250,741
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(b)(g)(h)		2,460,000	2,442,692
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(a)(g)(h)(i)(k)		2,200,000	2,145,319
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(b)(g)(h)(i)(k)		3,800,000	3,826,178
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(g)(h)(i)(k)		5,800,000	6,345,049
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(g)(h)(i)(k)		6,000,000	6,953,466
UniCredit SpA, 6.50% to 12/3/31 (Italy)(g)(h)(i)(j)		EUR 1,600,000	1,987,203
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(g)(h)		148,000	146,576
Wells Fargo & Co., 5.95%, due 12/15/36(a)(b)		2,969,000	3,047,742
Wells Fargo & Co., 6.85% to 9/15/29(a)(b)(g)(h)		5,380,000	5,666,808
Wells Fargo & Co., 7.625% to 9/15/28(a)(b)(g)(h)		5,080,000	5,468,859

			349,093,915

BROKERAGE	1.2%
Goldman Sachs Capital I, 6.345%, due 2/15/34(a)		2,301,000	2,390,865
Goldman Sachs Group, Inc., 6.85% to 2/10/30(g)(h)		1,401,000	1,449,318
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(a)(g)(h)		1,321,000	1,406,051

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*			Value
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(b)(g)(h)			6,946,000		$7,330,996

					12,577,230

CAPITAL GOODS	0.1%
Air Lease Corp., 6.00% to 9/24/29 , Series D(g)(h)			840,000		823,510

CONSUMER STAPLE PRODUCTS	0.8%
Dairy Farmers of America, Inc., 7.875% (a)(b)(g)(k)			82,000	†	7,913,000

ENERGY	0.5%
BP Capital Markets PLC, 6.125% to 3/18/35(a)(g)(h)			2,694,000		2,696,300
BP Capital Markets PLC, 6.45% to 12/1/33(a)(g)(h)			2,070,000		2,121,251

					4,817,551

FINANCE	0.5%
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(b)(h)(k)			2,115,000		2,071,091
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(g)(h)(i)			3,000,000		3,042,003

					5,113,094

HEALTH CARE	0.6%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(a)(b)(h)			6,008,000		6,211,733

INSURANCE	6.7%
Allianz SE, 3.50% to 11/17/25 (Germany)(a)(b)(g)(h)(i)(k)			2,200,000		2,168,445
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a)(h)			2,900,000		2,958,208
Athene Holding Ltd., 6.625% to 7/15/34, due 10/15/54(a)(h)			733,000		723,398
Athora Netherlands NV, 6.75% to 5/18/31 (Netherlands)(g)(h)(i)(j)		EUR	1,200,000		1,460,868
AXA SA, 5.75% to 6/2/30 (France)(g)(h)(i)(j)		EUR	2,200,000		2,660,036
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a)(h)			775,000		743,466
Corebridge Financial, Inc., 6.375% to 9/15/34, due 9/15/54(h)			1,005,000		1,004,176
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(h)			2,820,000		2,910,267

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

	Principal Amount*	Value
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(a)(h)	2,315,000	$2,283,233
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(h)	1,930,000	1,980,886
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(a)(h)(k)	3,582,000	3,517,347
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(a)(h)(k)	2,455,000	2,561,984
Hartford Insurance Group, Inc., 6.713% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(a)(k)(m)	2,200,000	2,049,411
ILFC E-Capital Trust I, 6.43% (3 Month USD Term SOFR + 1.812%), due 12/21/65(a)(k)(m)	1,483,000	1,243,702
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(g)(h)	1,745,000	1,905,327
Meiji Yasuda Life Insurance Co., 6.10% to 6/11/35, due 6/11/55 (Japan)(a)(b)(h)(k)	5,800,000	5,803,260
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(k)	3,181,000	3,495,117
MetLife, Inc., 9.25%, due 4/8/38(a)(b)(k)	6,365,000	7,565,706
Nippon Life Insurance Co., 6.50% to 4/30/35, due 4/30/55 (Japan)(h)(k)	3,800,000	3,936,557
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(a)(b)(h)	1,351,000	1,391,191
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(b)(h)	1,720,000	1,804,370
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(a)(h)	1,970,000	1,968,430
RLGH Finance Bermuda Ltd., 6.75%, due 7/2/35 (Bermuda)(j)	1,600,000	1,614,438
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(g)(h)(i)(j)	1,700,000	1,624,537
SBL Holdings, Inc., 6.50% to 11/13/26(a)(g)(h)(k)	2,270,000	2,086,559
SBL Holdings, Inc., 9.508% to 5/13/30(a)(g)(h)(k)	1,690,000	1,696,362
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(g)(h)(k)	2,200,000	2,167,596
Zurich Finance Ireland II DAC, 6.25% to 5/22/35, due 11/22/55 (Ireland)(h)(j)	3,000,000	3,075,488

		68,400,365

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
PIPELINES	5.8%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(a)(h)		1,880,000	$1,867,687
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)(b)(h)		5,089,000	5,094,753
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)(b)(h)		5,330,000	5,360,413
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(h)		2,870,000	2,955,650
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(h)		1,914,000	1,973,946
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(a)(b)(h)		4,056,000	4,287,241
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(h)		3,390,000	3,592,207
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(b)(h)		4,470,000	4,987,930
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(b)(g)(h)		2,170,000	2,185,120
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(b)(g)(h)		4,370,000	4,462,487
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(a)(h)(k)		2,260,000	2,333,794
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(a)(h)(k)		2,920,000	3,043,609
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a)(h)		3,694,000	3,671,420
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(b)(h)		4,617,000	4,490,537
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a)(b)(h)		5,187,000	5,208,145
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(b)(g)(h)(k)		3,771,000	3,669,744

			59,184,683

RETAIL & WHOLESALE—STAPLES	0.2%
Land O’ Lakes, Inc., 7.00%(a)(g)(k)		1,650,000	1,383,938
Land O’ Lakes, Inc., 7.25%(a)(g)(k)		945,000	817,150

			2,201,088

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*		Value
SHOPPING CENTER	0.4%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(a)(h)(k)			1,900,000	$1,865,731
Unibail-Rodamco-Westfield SE, 4.875% to 7/4/30 (France)(g)(h)(j)		EUR	1,400,000	1,657,225

				3,522,956

TELECOMMUNICATION SERVICES	1.2%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(a)(h)			2,145,000	2,204,017
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(a)(h)			2,860,000	2,908,038
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(h)			2,875,000	2,892,887
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(h)			2,250,000	2,270,680
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(h)			2,290,000	2,095,431

				12,371,053

UTILITIES	7.3%
AES Corp., 6.95% to 4/15/30, due 7/15/55(h)			1,753,000	1,714,449
AES Corp., 7.60% to 10/15/29, due 1/15/55(h)			1,690,000	1,744,249
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(b)(h)			5,618,000	5,484,679
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(a)(h)(k)			2,140,000	2,145,823
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(a)(h)			2,670,000	2,568,439
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(a)(h)			2,130,000	2,226,142
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(a)(h)			3,464,000	3,606,807
Brookfield Infrastructure Finance ULC, 6.75% to 12/15/29, due 3/15/55 (Canada)(h)			324,000	326,019
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(h)			1,615,000	1,694,329

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
CMS Energy Corp., 6.50% to 3/1/35, due 6/1/55(a)(h)		2,180,000	$2,190,667
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(g)(h)		3,904,000	3,843,230
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(a)(h)		1,720,000	1,749,882
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(h)		1,415,000	1,489,306
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(h)		2,911,000	2,936,539
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(h)		3,515,000	3,645,605
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(h)		1,950,000	2,023,536
Evergy, Inc., 6.65% to 3/1/30, due 6/1/55(a)(h)		2,030,000	2,066,000
Exelon Corp., 6.50% to 12/15/34, due 3/15/55(h)		1,090,000	1,109,508
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(a)(h)		1,382,000	1,327,659
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(h)		702,000	701,067
NextEra Energy Capital Holdings, Inc., 6.375% to 5/15/30, due 8/15/55(a)(h)		2,205,000	2,257,161
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(h)		4,175,000	4,278,124
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(b)(h)		2,953,000	3,050,325
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(b)(h)		5,727,000	5,955,908
NiSource, Inc., 6.375% to 12/31/34, due 3/31/55(a)(h)		2,210,000	2,228,016
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(h)		3,360,000	3,239,204
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(b)(h)		3,983,000	3,791,126
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(b)(h)		3,723,000	3,763,727
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(h)		887,000	876,188

			74,033,714

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER
(Identified cost—$583,181,191)			606,263,892

CORPORATE BONDS—INSURANCE	0.1%
SBL Holdings, Inc., 5.00%, due 2/18/31(k)		800,000	727,039

TOTAL CORPORATE BONDS (Identified cost—$727,086)			727,039

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
WARRANTS—REAL ESTATE—OFFICE	0.3%
Hudson Pacific Properties, Inc., exercise price $0.01(e)(n)		1,073,075	$2,929,495

TOTAL WARRANTS (Identified cost—$2,382,227)			2,929,495

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	1.1%
Legacy Gateway JV LLC, Plano, TX(o)		33.6%	10,942,005

TOTAL PRIVATE REAL ESTATE (Identified cost—$14,071,976)			10,942,005

		Shares
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.25%(p)		6,280,693	6,280,693
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.27%(p)		3,928,771	3,928,771

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$10,209,464)			10,209,464

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,258,197,849)	143.3%		1,456,926,588
WRITTEN OPTION CONTRACTS (Premiums received—$191,582)	(0.0)		(135,178)
LIABILITIES IN EXCESS OF OTHER ASSETS	(43.3)		(440,124,747)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS	100.0%		$1,016,541,663

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(q)	Premiums Received	Value
Call—Welltower, Inc.	$160.00	7/18/25	(127)	$(1,952,371)	$(27,174)	$(7,747)
Call—American Tower Corp.	230.00	8/15/25	(89)	(1,967,078)	(26,795)	(32,485)
Call—Digital Realty Trust, Inc.	195.00	9/19/25	(108)	(1,882,764)	(38,618)	(23,760)
Put—Welltower, Inc.	140.00	7/18/25	(127)	(1,952,371)	(23,352)	(5,080)
Put—Weyerhaeuser Co.	25.00	7/18/25	(725)	(1,862,525)	(35,721)	(21,750)
Put—CareTrust REIT, Inc.	30.00	8/15/25	(628)	(1,921,680)	(39,922)	(44,356)

			(1,804)	$(11,538,789)	$(191,582)	$(135,178)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets daily)	Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
$105,000,000	0.670%	Monthly	4.564%(r)	Monthly	9/15/25	$1,007,941	$(2,053)	$1,009,994
87,500,000	1.240%	Monthly	4.564%(r)	Monthly	2/3/26	1,737,209	(732)	1,737,941
65,000,000	0.762%	Monthly	4.564%(r)	Monthly	9/15/26	2,479,500	(5,614)	2,485,114
105,000,000	1.237%	Monthly	4.564%(r)	Monthly	9/15/27	5,332,678	(12,463)	5,345,141
50,000,000	3.655%	Monthly	USD-SOFR-OIS(s)	Monthly	9/15/28	(549,625)	—	(549,625)
50,000,000	3.588%	Monthly	USD-SOFR-OIS(s)	Monthly	9/15/28	(453,008)	—	(453,008)

						$9,554,695	$(20,862)	$9,575,557

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	39,389,868	USD	45,861,033	7/28/25	$(617,986)
Brown Brothers Harriman	EUR	2,000,000	USD	2,335,890	7/28/25	(24,058)
Brown Brothers Harriman	GBP	14,888,208	USD	20,281,908	7/28/25	(156,734)
						$(798,778)

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock— Real Estate	$713,204,628	$—	$—		$713,204,628
Preferred Securities—Exchange-Traded	112,650,065	—	—		112,650,065
Preferred Securities— Over-the-Counter	—	606,263,892	—		606,263,892
Corporate Bonds	—	727,039	—		727,039
Warrants	—	2,929,495	—		2,929,495
Private Real Estate—Office	—	—	10,942,005	(t)	10,942,005
Short-Term Investments	—	10,209,464	—		10,209,464

Total Investments in Securities(u)	$825,854,693	$620,129,890	$10,942,005		$1,456,926,588

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Interest Rate Swap Contracts	$—	$10,578,190	$—	$10,578,190

Total Derivative Assets(u)	$—	$10,578,190	$—	$10,578,190

Forward Foreign Currency Exchange Contracts	$—	$(798,778)	$—	$(798,778)
Interest Rate Swap Contracts	—	(1,002,633)	—	(1,002,633)
Written Option Contracts	(90,822)	(44,356)	—	(135,178)

Total Derivative Liabilities(u)	$(90,822)	$(1,845,767)	$—	$(1,936,589)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2024	Change in unrealized appreciation (depreciation)	Balance as of June 30, 2025
Private Real Estate—Office	$12,406,944	$(1,464,939)	$10,942,005

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2025 which were valued using significant unobservable inputs (Level 3) amounted to $(1,464,939).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2025	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(v)
Private Real Estate—Office	$10,942,005	Discounted Cash Flow	Terminal Capitalization Rate Discount Rate	7.25% 8.50%	Decrease Decrease

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $948,321,619 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $388,236,232 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $7,012,893 in aggregate has been pledged as collateral.
(d)	Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469.
(e)	Non–income producing security.
(f)	Restricted security. Aggregate holdings equal 0.2% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $1,361,502.
(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)	Security converts to floating rate after the indicated fixed–rate coupon period.
(i)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $198,867,516 which represents 19.6% of the net assets of the Fund (13.6% of the managed assets of the Fund).

(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $86,940,080 which represents 8.6% of the net assets of the Fund, of which 0.0% are illiquid.

(k)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $133,519,021 which represents 13.1% of the net assets of the Fund, of which 0.3% are illiquid.

(l)	Security is in default.
(m)	Variable rate. Rate shown is in effect at June 30, 2025.
(n)

Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $2,382,227. These warrants do not have a stated expiration date.

(o)	Security value is determined based on significant unobservable inputs (Level 3).
(p)	Rate quoted represents the annualized seven–day yield.
(q)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(r)	Based on USD-SOFR-OIS. Represents rates in effect at June 30, 2025.
(s)	Represents a forward–starting interest rate swap contract with interest receipts and payments commencing on September 15, 2025 (effective date).
(t)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(u)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

(v)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2025 (Unaudited)

ASSETS:
Investments in securities, at value(a) (Identified cost—$1,258,197,849)	$1,456,926,588
Cash	405,953
Cash collateral pledged for interest rate swap contracts	5,307,398
Foreign currency, at value (Identified cost—$3,770,972)	3,800,161
Receivable for:
Dividends and interest	9,963,171
Investment securities sold	1,252,120
Other assets	53,407

Total Assets	1,477,708,798

LIABILITIES:
Written option contracts, at value (Premiums received—$191,582)	135,178
Unrealized depreciation on forward foreign currency exchange contracts	798,778
Payable for:
Credit agreement	450,000,000
Investment securities purchased	6,929,192
Interest expense	1,879,625
Investment management fees	781,167
Variation margin on interest rate swap contracts	109,833
Administration fees	72,108
Other liabilities	336,254

Total Liabilities	461,042,135

Series A Cumulative Preferred Stock (125 shares authorized and issued at $1,000 per share) (Note 7)	125,000

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,016,541,663

NET ASSETS Applicable to Common Shareholders consist of:
Paid-in capital	$820,559,810
Total distributable earnings/(accumulated loss)	195,981,853

$1,016,541,663

NET ASSET VALUE PER COMMON SHARE:
($1,016,541,663 ÷ 47,949,502 common shares outstanding)	$21.20

MARKET PRICE PER COMMON SHARE	$22.77

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER COMMON SHARE	7.41%

(a)	Includes $948,321,619 pledged as collateral, of which $388,236,232 has been rehypothecated in connection with the Fund’s credit agreement, as described in Note 9.

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income:
Interest income	$19,120,472
Dividend income (net of $973 of foreign withholding tax)	16,074,944

Total Investment Income	35,195,416

Expenses:
Interest expense	11,372,902
Investment management fees	4,691,249
Administration fees	513,930
Shareholder reporting expenses	248,195
Professional fees	83,253
Custodian fees and expenses	48,711
Directors’ fees and expenses	21,564
Transfer agent fees and expenses	13,909
Miscellaneous	34,942

Total Expenses	17,028,655

Net Investment Income (Loss)	18,166,761

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	22,824,846
Written option contracts	536,216
Interest rate swap contracts	6,389,912
Forward foreign currency exchange contracts	(5,320,009)
Foreign currency transactions	42,287

Net realized gain (loss)	24,473,252

Net change in unrealized appreciation (depreciation) on:
Investments in securities	12,144,403
Written option contracts	97,990
Interest rate swap contracts	(8,170,558)
Forward foreign currency exchange contracts	(1,048,932)
Foreign currency translations	64,411

Net change in unrealized appreciation (depreciation)	3,087,314

Net Realized and Unrealized Gain (Loss)	27,560,566

Net Increase (Decrease) in Net Assets Resulting from Operations	45,727,327

Distributions Paid to Series A Cumulative Preferred Stockholders (Note 7)	(7,439)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	$45,719,888

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO

COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2025	For the Year Ended December 31, 2024
Change in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$18,166,761	$31,135,299
Net realized gain (loss)	24,473,252	45,802,868
Net change in unrealized appreciation (depreciation)	3,087,314	14,864,079
Distributions paid to Series A Cumulative Preferred Stockholders	(7,439)	(15,000)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	45,719,888	91,787,246

Distributions to Common Shareholders	(39,090,803)	(78,033,715)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,623,212	2,422,914

Total increase (decrease) in net assets applicable to Common Shareholders	8,252,297	16,176,445
Net Assets Applicable to Common Shareholders:
Beginning of period	1,008,289,366	992,112,921

End of period	$1,016,541,663	$1,008,289,366

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2025 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations*	$45,727,327
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(277,217,254)
Proceeds from sales and maturities of long-term investments	306,279,667
Net purchases, sales and maturities of short-term investments	(380,553)
Net amortization of premium (accretion of discount) on investments in securities	298,813
Net (increase) decrease in dividends and interest receivable and other assets	1,091,451
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(254,615)
Net increase (decrease) in payable for variation margin on interest rate swap contracts	166,568
Net increase (decrease) in premiums received from written option contracts	45,986
Net change in unrealized (appreciation) depreciation on written option contracts	(97,990)
Net change in unrealized (appreciation) depreciation on investments in securities	(12,144,403)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	1,048,932
Net realized (gain) loss on investments in securities	(22,824,846)

Cash provided by (used for) operating activities	41,739,083

Cash Flows from Financing Activities:
Distributions paid on Series A Cumulative Preferred Stock (net of distributions payable)	(7,439)
Dividends and distributions paid	(37,731,407)

Cash provided by (used for) financing activities	(37,738,846)

Increase (decrease) in cash and restricted cash	4,000,237
Cash and restricted cash at beginning of period (including foreign currency)	5,513,275

Cash and restricted cash at end of period (including foreign currency)	$9,513,512

Supplemental Disclosure of Cash Flow Information:

For the six months ended June 30, 2025, interest paid was $11,517,402 and reinvestment of dividends was $1,623,212.

*	Does not include distributions paid to Series A Cumulative Preferred Stockholders.

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED STATEMENT OF CASH FLOWS—(Continued)

For the Six Months Ended June 30, 2025 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

Cash	$405,953
Restricted cash	5,307,398
Foreign currency	3,800,161

Total cash and restricted cash shown on the Consolidated Statement of Cash Flows	$9,513,512

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Consolidated Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

	For the Six Months Ended June 30, 2025(a)		For the Year Ended December 31,
			2024(a)		2023(a)		2022(a)		2021(a)	2020
Per Share Operating Data:

Net asset value per common share, beginning of period	$21.06		$20.77		$20.10		$29.24		$23.62	$24.73

Income (loss) from investment operations:
Net investment income (loss)(b)	0.38		0.65		0.69		0.88		0.73	0.79
Net realized and unrealized gain (loss)	0.58		1.27		1.61		(7.32)		6.38	(0.41)

Distributions paid to Series A Cumulative Preferred Stockholders	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—	—

Total from investment operations applicable to common shares	0.96		1.92		2.30		(6.44)		7.11	0.38

Less dividends and distributions to common shareholders from:
Net investment income	(0.82)		(1.63)		(1.04)		(0.55)		(0.51)	(0.51)

Net realized gain	—		—		(0.59)		(2.15)		(0.98)	(0.98)

Total dividends and distributions to common shareholders	(0.82)		(1.63)		(1.63)		(2.70)		(1.49)	(1.49)

Anti-dilutive effect from the issuance of reinvested shares	—		0.00	(c)	0.00	(c)	0.00	(c)	—	—

Net increase (decrease) in net asset value per common share	0.14		0.29		0.67		(9.14)		5.62	(1.11)

Net asset value per common share, end of period	$21.20		$21.06		$20.77		$20.10		$29.24	$23.62

Market price per common share, end of period	$22.77		$20.90		$20.16		$20.38		$28.62	$22.83

Net asset value total return(d)	4.59	%(e)	9.50%		12.47%		-22.57%		31.05%	2.87%

Market price total return(d)	13.19	%(e)	11.96%		7.67%		-19.79%		32.71%	3.36%

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2025(a)		For the Year Ended December 31,
			2024(a)		2023(a)		2022(a)		2021(a)		2020
Ratios/Supplemental Data:

Net assets applicable to common shareholders, end of period (in millions)	$1,016.5		$1,008.3		$992.1		$959.6		$1,391.6		$1,123.7

Ratios to average daily net assets:
Expenses	3.42	%(f)(g)	3.78	%(g)	4.02	%(g)	2.21	%(g)	1.78%		2.07%

Expenses (excluding interest expense)	1.13	%(f)(g)	1.13	%(g)	1.16	%(g)	1.10	%(g)	1.04	%(d)	1.04	%(d)

Net investment income (loss)	3.64	%(f)(g)	3.08	%(g)	3.51	%(g)	3.67	%(g)	2.77%		3.56%

Portfolio turnover rate	20	%(e)	40%		32%		40%		40%		57%

Credit Agreement:

Asset coverage ratio for credit agreement	326%		324%		320%		313%		427%		381%

Asset coverage per $1,000 for credit agreement	$3,259		$3,241		$3,205		$3,132		$4,274		$3,809

Amount of loan outstanding (in millions)	$450.0		$450.0		$450.0		$450.0		$425.0		$400.0

Preferred Stock:

Series A Cumulative Preferred Stock at liquidation value, end of period (in 000s)	$125.0		$125.0		$125.0		$125.0		—		—

Asset coverage ratio for Series A Cumulative Preferred Stock	326%		324%		320%		313%		—		—

Asset coverage per $1,000 liquidation value per share of Series A Cumulative Preferred Stock	$3,258		$3,240		$3,204		$3,132		—		—

(a)	Consolidated (see Note 1).
(b)	Calculation based on average shares outstanding.
(c)	Amount is less than $0.005.
(d)

Net asset value total return measures the change in net asset value per share over the period indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(e)	Not annualized.
(f)	Annualized.
(g)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

See accompanying notes to consolidated financial statements.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers REIT and Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

Cohen & Steers RNP Trust (the REIT Subsidiary), is a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland as a statutory trust on July 9, 2021 that commenced operations on November 30, 2021. The REIT Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies. The Fund expects that it will achieve a significant portion of its exposure to private real estate investments through investment in the REIT Subsidiary. The REIT Subsidiary may use wholly-owned, limited liability companies to contain the exposure of individual private real estate investments. Unlike the Fund, the REIT Subsidiary may invest without limitation in private real estate. Investments in the REIT Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the REIT Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the REIT Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swap contracts are valued based upon prices provided by a third-party pricing service or counterparty.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e., any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of June 30, 2025 are disclosed in the Fund’s Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Cash: For the purposes of the Consolidated Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Consolidated Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Consolidated Statement of Assets and Liabilities and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Consolidated Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2025, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2025 the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2025: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/ Record Date	Payable Date	Amount
7/15/25	7/31/25	$0.136
8/12/25	8/29/25	$0.136
9/9/25	9/30/25	$0.136

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 7. The payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2025, no additional provisions for

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The REIT Subsidiary intends to elect to be taxed as a REIT under Subchapter M of the Code. The REIT Subsidiary’s qualification and taxation as a REIT depends upon the REIT Subsidiary’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the Code. Those qualification tests involve the percentage of income that it earns from specified sources, the percentage of its assets that falls within specified categories, the diversity of the ownership of its shares, and the percentage of its taxable income that the REIT Subsidiary distributes. As a REIT, the REIT Subsidiary generally will be allowed to deduct dividends paid to its shareholders and, as a result, the REIT Subsidiary will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that the REIT Subsidiary annually distributes to its shareholders, as long as the REIT Subsidiary meets the minimum distribution requirements under the Code. The REIT Subsidiary intends to make distributions on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

For the current open tax year and for all major jurisdictions, management of the REIT Subsidiary has analyzed and concluded that there are no uncertain tax positions that would require recognition in the Fund’s consolidated financial statements. The REIT Subsidiary’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2025, the Fund incurred $433,038 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to interested directors and officers, except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $4,212 for the six months ended June 30, 2025.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2025, totaled $283,855,309 and $303,257,468, respectively.

Note 4. Investments in Non-Consolidated Limited Liability Company

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated limited liability companies at historical cost as of June 30, 2025 and the income statement for the six months ended June 30, 2025. The Fund states its ownership interests in non-consolidated limited liability companies at fair value.

Legacy Gateway JV LLC(a)
Balance Sheet:
Assets:
Real estate, net (total cost)	$84,939,381
Cash	2,289,994
Other current assets	1,300,037

Total Assets	$88,529,412

Liabilities and Equity:
Mortgage notes payable	$52,000,000
Accrued expenses and accounts payable	903,252
Tenant security deposits	175,292
Other liabilities	574,839

Total Liabilities	53,653,383

Equity	34,876,029

Total Liabilities and Equity	$88,529,412

Income Statement
Revenue	$4,332,946
Expenses	3,776,791

Net Income	$556,155

(a)

Represents summarized financial information of Legacy Gateway JV LLC, a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024, which includes 100% of ownership interests in the limited liability company.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Derivative Investments

The following tables present the value of derivatives held at June 30, 2025 and the effect of derivatives held during the six months ended June 30, 2025, if any, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded(a)	—	$—	Written option contracts, at value	$135,178
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(b)	—	—	Unrealized depreciation	798,778
Interest Rate Risk:
Interest Rate Swap Contracts(a)	—	—	Payable for variation margin on interest rate swap contracts	9,575,557	(c)

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
(c)

Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$(34,204)	$—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	536,216	97,990
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(5,320,009)	(1,048,932)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	6,389,912	(8,170,558)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the monthly average volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2025:

	Purchased Option Contracts(b)	Written Option Contracts(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount(a)	$1,979,076	$17,036,634	$419,642,857	$57,420,006

(a)

Average notional amount represent the average for all months in which the Fund had option contracts, interest rate swap contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents two months for purchased option contracts, six months for written option contracts, interest rate swap contracts and forward foreign currency exchange contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Income Tax Information

As of June 30, 2025, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,258,197,849

Gross unrealized appreciation on investments	$247,540,431
Gross unrealized depreciation on investments	(39,978,509)

Net unrealized appreciation (depreciation) on investments	$207,561,922

As of December 31, 2024, the Fund has a net capital loss carryforward of $15,748,656 which may be used to offset future capital gains. The loss is comprised of $15,748,656 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 7. Series A Cumulative Preferred Stock

On January 27, 2022, the Fund’s wholly-owned REIT Subsidiary completed a private placement of 125 shares of 12.0% Series A Cumulative Non-Voting Preferred Stock (the Preferred Stock) for aggregate gross proceeds of $125,000. The Preferred Stock has a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the Liquidation Preference). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the REIT Subsidiary or subject to mandatory redemption upon default of certain coverage requirements at a redemption price equal to the Liquidation Preference.

Note 8. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2025, the Fund issued 76,304 shares of common stock at $1,623,212 for the reinvestment of dividends. During the year ended December 31, 2024, the Fund issued 113,409 shares of common stock at $2,422,914 for the reinvestment of dividends.

On December 10, 2024, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2025 through December 31, 2025.

During the six months ended June 30, 2025 and year ended December 31, 2024, the Fund did not effect any repurchases.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on Secured Overnight Financing Rate (SOFR)-based variable rates. The commitment amount of the credit agreement (the commitment amount) was $450,000,000 prior to July 15, 2025 and increased to $500,000,000 effective July 15, 2025. The Fund also pays a fee of 0.45% per annum on any unused portion of the credit agreement, which, beginning on July 15, 2025, is only charged when less than 80% of the commitment amount is outstanding. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities and/or cash as collateral. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and, prior to January 1, 2024, the Fund received a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities (the rehypothecation fee). The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

As of June 30, 2025, the Fund had outstanding borrowings of $450,000,000 at a rate of 5.2%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2025, the Fund borrowed an average daily balance of $450,000,000 at a weighted average borrowing cost of 5.1%.

Note 10. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Companies in the real estate industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur applicable breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, due to changes in market structure and regulation over the past several years, dealers ted to hold lower inventories of securities than they had in the past, which can limit the ability and willingness of these dealers to make markets and provide liquidity. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment,

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Private Real Estate Risk: The Fund’s investments in private real estate include additional risks. For example, lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund’s investments in private real estate are expected to be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

REIT Subsidiary Risk: Investments in a REIT Subsidiary are subject to risks associated with the direct ownership of real estate. A REIT Subsidiary, and therefore the Fund, may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by a REIT Subsidiary or securing any mortgages owned by a REIT Subsidiary (which changes in value could be influenced by market conditions for real estate in general or issues related to the particular property). If a REIT Subsidiary’s underlying assets are concentrated in properties used by a particular industry, it will be subject to risks associated with such industry.

By investing through a REIT Subsidiary, the Fund bears the fees and expenses of the REIT Subsidiary (including, among other things operating costs, transaction expenses, administrative and custody fees, legal expenses and custody expenses). Thus, investing through a REIT Subsidiary may cause the Fund to be subject to higher operating expenses than if it invested directly.

Real Estate Limited Liability Company Risk: The Fund through a REIT subsidiary may invest in real estate limited liability companies with third parties. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, which include risks associated with having a limited liability company partner, such as the real estate limited liability company partner becoming insolvent or bankrupt, engaging in fraud or other misconduct or having economic or business interests or goals that conflict with the Fund’s business interest or goals. Also, the terms of the limited liability company agreement could restrict the Fund’s ability to sell or transfer its interest to a third party or could cause the Fund to sell its interest or acquire its partner’s interest at a time when the Fund otherwise would not have initiated such a transaction.

In addition, disputes between the Fund and its real estate limited liability company partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate limited liability company partner.

Market Disruption and Geopolitical Risk: Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires, and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The U.S. and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.

Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.

The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of

Cohen & Steers REIT and Preferred and Income Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that maybe adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Cybersecurity Risk: With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment manager), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Each of the Fund and the investment manager may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Note 11. Operating Segments

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment manager and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

Note 12. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 13. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2025 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

PROXY RESULTS (Unaudited)

The Fund’s shareholders voted on the following proposals at the annual meeting held on April 24, 2025. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Joseph M. Harvey	35,682,638	900,811
Gerald J. Maginnis	35,773,165	810,284
Daphne L. Richards	35,698,550	884,899

Cohen & Steers REIT and Preferred and Income Fund, Inc.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to the Portfolio Management Team

Effective January 31, 2025, Robert Kastoff was added as a portfolio manager of the Fund.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund (the Board), including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 3, 2025, and at a meeting of the full Board held on June 17, 2025. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive sessions on June 16 and 17, 2025. At the meeting of the full Board on June 17, 2025, the Management Agreement was unanimously continued for a term ending June 30, 2026, by the Board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreement, the Board reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board. The Board also spoke directly with a representative of the independent data provider and met with investment management personnel. In addition, the Board considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided by the Investment Manager in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Manager in response to a supplemental request. In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board further noted the Investment Manager’s ability to attract qualified and

Cohen & Steers REIT and Preferred and Income Fund, Inc.

experienced personnel. The Board also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board considered that, on a net asset value (NAV) basis, the Fund outperformed the Peer Group medians for the one-, five- and ten-year periods and underperformed for the three-year period ended March 31, 2025, ranking the Fund four out of eight peers, three out of eight peers, three out of eight peers and six out of eight peers, respectively. The Board noted that, on a NAV basis, the Fund outperformed the relevant linked blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2025. The Board engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance, as well as the impact of leverage on the Fund’s performance. The Board considered that the Fund’s dual focus on REITs and preferred securities is uncommon and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the Fund’s performance with that of the Peer Funds. The Board also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board gave consideration to the fee and expense analyses provided by the independent data provider. The Board considered that the Fund’s actual management fee at managed and common asset levels were lower than the Peer Group medians, ranking two out of eight peers for each. The Board noted that the Fund’s total expense ratios including investment-related expenses at common and managed asset levels were lower than the Peer Group medians, ranking three out of eight peers for each. The Board also noted that the Fund’s total expense ratios excluding investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking two out of eight peers for each. The Board considered the impact of leverage on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board concluded that the Fund’s current expense structure was satisfactory.

The Board also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or

Cohen & Steers REIT and Preferred and Income Fund, Inc.

implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board determined that the services received under the Administration Agreement are beneficial to the Fund. The Board concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does to institutional or subadvised accounts. The Board also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Transaction history and account transactions

•  Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

Cohen & Steers REIT and Preferred and Income Fund, Inc.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•  Open an account or buy securities from us

•  Provide account information or give us your contact information

•  Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS

REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS

INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Yigal D. Jhirad

Vice President

Mathew Kirschner

Vice President

Jason Yablon

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RNP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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Semi-Annual Report June 30, 2025

Cohen & Steers

REIT and

Preferred and

Income Fund

(RNP)

RNPSAR

(b)

Notice of Internet Availability of Shareholder Report(s) Learn about the upcoming change to Tailored Shareholder Reports: ww.shareholdereducation.com/tsr

COHEN & STEERS ID: XXXXX XXXXX XXXXX XXXXX Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below: https://www.cohenandsteers.com/funds/fund-literature Cohen & Steers REIT and Preferred and Income Fund Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report): 1-866-345-5954 www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Item 1 above.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The Registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2024, the Registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities:	$862,948
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split:	—
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split:	—
Administrative fees that are not included in the revenue split:	—
Indemnification fee not included in the revenue split:	—
Rebates paid to borrowers:	—
Other fees relating to the securities lending program not included in the revenue split:	$862,948
Aggregate fees/compensation for securities lending activities and related services:	$862,948
Net income from securities lending activities:	$0

(b)	During the Registrant’s most recent fiscal year ended December 31, 2024, BNP Paribas Prime Brokerage International, Limited (“BNPP”) served as the Registrant’s securities lending agent.

In connection with the use of a Credit Facility (the “BNP Credit Facility”) with BNPP, the Registrant permits BNPP, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Registrant.

As a securities lending agent, BNPP is responsible for the implementation and administration of the Registrant’s securities lending activities pursuant to the rehypothecation component of the BNP Credit Facility. BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the Registrant at loan termination.

The Registrant does not compensate BNPP for its securities lending related services directly. Instead, the Registrant received a reduction in the interest rate charged under the BNP Credit Facility.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date: September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: September 5, 2025